UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)         October 21, 1997
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                       United Dominion Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)



Virginia                                  1-10524               54-0857512
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(State or other jurisdiction of         (Commission          (I.R.S. Employer
Incorporation)                           File Number)        Identification No.)



              10 South Sixth Street, Richmond, Virginia 23219-3802
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                    (Address of principal executive offices)



Registrant's telephone number, including area code          (804) 780-2691
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                                    NO CHANGE
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On October 21, 1997, the United Dominion Realty,  Inc. (the "Company")  acquired
Seville on the Greens Apartments from Seville Holding Associates, Ltd., a Florida limited partnership. Following this transaction, a majority of the Company's 1997 acquisitions had not been audited, which necessitated the filing of this Form 8-K.

A brief summary of each of the Company's 1997 acquisitions to date is set forth below. Each property was acquired from an unrelated seller for consideration agreed upon through arm's length bargaining. Unless stated otherwise, to the extent cash was utilized to complete the acquisition, the source of capital was bank line borrowings.

On February 21, 1997, United Dominion Realty, L.P., a Virginia limited partnership, of which the Company owns a 98% interest, acquired The Club at Hickory Hollow Apartments from TBCREC Residential No. 1 L.P., a Massachusetts Corporation, General Partner, for $17.4 million including closing costs, all cash. The Club at Hickory Hollow Apartments, located in Nashville, Tennessee, is a 406 home garden style apartment community located on 28.3 acres, which was constructed in 1987.

On February 28, 1997, UDRT of North Carolina, L.L.C., a North Carolina limited partnership liability company and wholly-owned subsidiary of the Company, acquired three apartment communities from entities and individuals that control the real property owners. The three properties acquired and the real property owners are briefly described below:

Stoney Pointe Apartments was conveyed by Capers Properties Limited Partnership, a North Carolina limited partnership. Stoney Pointe Apartments was acquired for $17.4 million, including closing costs. In connection with the acquisition, the Company assumed a $12.7 million mortgage note payable bearing interest of 8.675% and paid cash for the remaining balance. Stoney Pointe Apartments, located in Charlotte, North Carolina, is a 400 home garden style apartment community located on 28.4 acres, which was constructed in 1991.

Crosswinds Apartments was conveyed by Wideman Properties Limited Partnership, a North Carolina limited partnership. Crosswinds Apartments was acquired for $19.3 million, including closing costs, all cash. Crosswinds Apartments, located in Wilmington, North Carolina, is a 380 home garden style apartment community located on 22.4 acres, which was constructed in two phases in 1989 and 1990.

Dominion Trinity Place Apartments was conveyed by Rogers Properties Limited Partnership, a North Carolina limited partnership. Dominion Trinity Place was acquired for $22.2 million, including closing costs. In connection with the acquisition, the Company assumed a $9.4 million mortgage note payable bearing interest of 8.0% and paid cash for the remaining balance. Dominion Trinity Place Apartments, located in Raleigh, North Carolina, is a 380 home garden style apartment community located on 26.0 acres, which was constructed in two phases in 1992 and 1995.

On March 25, 1997, South West Properties L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company, acquired Anderson Mill Oaks Apartments from Security Capital Pacific Trust, a Maryland real estate investment trust, for $14.3 million, including closing costs, all cash. Anderson Mill Oaks Apartments, located in Austin, Texas, is a 350 home garden style apartment community located on 17.4 acres, which was constructed in 1984.

On March 27, 1997, South West Properties L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company, acquired Oak Ridge Apartments from Security Capital Pacific Trust, a Maryland real estate investment trust, for $17.3 million, including closing costs, all cash. Oak Ridge Apartments, located in Dallas, Texas, is a 486 home garden style apartment community located on 19.5 acres, which was constructed in 1983.

On March 27, 1997, United Dominion Realty, L.P., a Virginia limited partnership, of which the Company owns a 98% interest, acquired Breckenridge Apartments from Breckenridge Associates, L.P., a Tennessee limited partnership, for $8.5 million, including closing costs, all cash. Breckenridge Apartments, located in Nashville, Tennessee, is a 190 home garden style apartment community located on
26.6 acres, which was constructed in 1986.

On April 22, 1997, UDRT of North Carolina, L.L.C., a North Carolina limited liability company and wholly-owned subsidiary of the Company acquired the second phase of Northwinds Apartments for $4.8 million, including closing costs, all cash (the first phase was acquired on August 15, 1996). Northwinds Apartments Phase II was conveyed by Carolina Residential Income Properties, L.L.C., a North Carolina limited liability company, the real property owner. Northwinds Apartments Phase II, located in Greensboro, North Carolina, is a 100 home garden style apartment community located on 10.6 acres, which was constructed in 1997.

On May 8, 1997, South West Properties L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company, acquired Pineloch Apartments from Security Capital Pacific Trust, a Maryland real estate investment trust, for $15.3 million, including closing costs, all cash. Pineloch Apartments, located in Houston, Texas, is a 440 home garden style apartment community located on
15.9 acres, which was constructed in 1985.

On May 8, 1997, South West Properties L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company, acquired Seahawk Apartments from Security Capital Pacific Trust, a Maryland real estate investment trust, for $9.5 million, including closing costs, all cash. Seahawk Apartments, located in Houston, Texas, is a 224 home garden style apartment community located on 12.6 acres, which was constructed in 1984.

On June 6, 1997, the Company acquired Cambridge Woods Apartments from James P. Gills, as Trustee under Agreement dated May 31, 1997, for $9.0 million, including closing costs, all cash. Cambridge Woods Apartments, located in Tampa, Florida, is a 274 home garden style apartment community located on 17.3 acres, which was constructed in two phases in 1984 and 1985.

On June 18, 1997, SWP Woodscape Properties I, L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company, acquired Apple Ridge Apartments from Security Capital Pacific Trust, a Maryland real estate investment trust, for $ 11.7 million, including closing costs, all cash. Apple Ridge Apartments, located in Dallas, Texas, is a 304 home garden style apartment located on 11.8 acres, which was constructed in 1984.

On June 25, 1997, South West Properties L.P., a Delaware limited partnership and wholly-owned subsidiary of the Company, acquired Green Oaks Apartments from Green Oaks Venture & American General Realty Investment Corporation, for $9.7 million, including closing costs, all cash. Green Oaks Apartments, located in Houston, Texas, is a 272 home garden style apartment community located on 9.8 acres, which was constructed in 1985.

On July 1, 1997, the Company acquired a portfolio of five apartment communities from American Capitol Group I Assets, Limited Partnership, a Florida limited partnership, for an aggregate purchase price of $35.4 million, excluding closing costs, all cash. The five properties acquired are briefly described below:

Lakeside  Apartments,  located  in Port  Orange,  Florida  (Daytona  Beach)  was acquired for $8.7 million, excluding closing costs, all cash. Lakeside Apartments is a 210 home garden style apartment community located on 14.0 acres, which was constructed in 1985.

Mallards of Brandywine Apartments, located in DeLand, Florida (Daytona Beach) was acquired for $6.1 million, excluding closing costs, all cash. Mallards of Brandywine Apartments is a 168 home garden style apartment community located on
14.0 acres, which was constructed in 1985.

Lotus Landing Apartments, located in Altamonte Springs, Florida, was acquired for $10.6 million, excluding closing costs, all cash. Lotus Landing Apartments is a 260 home garden style apartment community located on 25.0 acres, which was constructed in 1985.

Orange Oaks Apartments, located in Tampa, Florida, was acquired for $7.6 million, excluding closing costs, all cash. Orange Oaks Apartments is a 192 home garden style apartment community located on 15.7 acres, which was constructed in 1986.

Forest Creek Apartments, located in Largo, Florida (Tampa) was acquired for $2.4 million, excluding closing costs, all cash. Forest Creek Apartments is a 104 home garden style apartment community located on 7.5 acres, which was constructed in 1984.

On September 26, 1997, United Dominion Realty L.P., a Virginia limited partnership, of which the Company owns a 92% interest, acquired Braesridge Apartments from Braesridge 305 Associates, L.P., a Texas limited partnership, for $14.0 million, including closing costs. In connection with the acquisition, the Company assumed a $9.7 million mortgage note payable bearing interest of 9.0% and paid cash for the remaining balance. Braesridge Apartments, located in Houston, Texas, is a 545 home garden style apartment community located on 16.7 acres, which was constructed in 1981 and 1983.

On September 26, 1997, United Dominion Realty L.P., a Virginia limited partnership, of which the Company owns a 92% interest, acquired Breakers Apartments from Breakers Apartments, L.P., a Texas limited partnership, for $6.8 million, including closing costs, all cash. Breakers Apartments, located in Houston, Texas, is a 272 home garden style apartment community located on 13.4 acres, which was constructed in 1985.

On September 26, 1997, United Dominion Realty L.P., a Virginia limited partnership, of which the Company owns a 92% interest, acquired Greenhouse Patio Apartments from Stanford Capital Realty Fund, Ltd., a Texas limited partnership, for $18.8 million, including closing costs. In connection with the acquisition, the Company assumed a $11.5 million tax-exempt bond financing bearing interest of 7.0% and paid cash for the remaining balance. Greenhouse Patio Apartments, located in Houston, Texas, is a 580 home garden style apartment community located on 30.3 acres, which was constructed in 1984 and 1985.

On September 29, 1997, the Company acquired Waterside at Ironbridge Apartments from Nissen Waterside Limited Partnership, a Maryland limited partnership, for $15.1 million, including closing costs. In connection with the acquisition, the Company assumed a $5.1 million mortgage note payable bearing interest of 7.0% and paid cash for the remaining balance. Waterside at Ironbridge, located in Richmond, Virginia, is a 265 home garden style apartment community located on
21.3 acres, which was constructed in 1987.

On October 1, 1997, the Company acquired Deep River Pointe Apartments from DRP Apartments, L.L.C., a North Carolina limited liability company, for $12.8 million, including closing costs, all cash. Deep River Pointe Apartments, located in High Point, North Carolina is a 240 home garden style apartment community located on 13.5 acres, constructed in 1997.

On October 21, 1997, the Company acquired Seville on the Greens Apartments from Seville Holding Associates, Ltd., a Florida limited partnership, for $7.7 million, excluding closing costs, all cash. Seville on the Greens Apartments, located in Winter Springs (Orlando), Florida, is a 170 home garden style apartment community located on 12.1 acres, constructed in 1986.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements at the time of this report. However, the required financial statements will be filed not later than 60 days after the filing of this report.

         (b)      Pro Forma Financial Information

         It is impracticable to provide the required pro forma financial information at the time of this report. However, the required pro forma financial information will be filed not later than 60 days after the filing of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                         UNITED DOMINION REALTY TRUST, INC.


Date:    November 5, 1997                /s/ James Dolphin
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                                         James Dolphin, Executive Vice President
                                         and Chief Financial Officer

Date     November 5, 1997                /s/ Jerry A. Davis
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                                         Jerry Davis, Vice President
                                         and Corporate Controller